UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 19, 2016

REINSURANCE GROUP OF AMERICA, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Missouri	1-11848	43-1627032
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

16600 Swingley Ridge Road, Chesterfield, Missouri 63017

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (636) 736-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 20, 2016, the Board of Directors (the “Board”) of Reinsurance Group of America, Incorporated (the “Company”) appointed Anna Manning as Chief Executive Officer of the Company effective January 1, 2017. As previously reported, A. Greig Woodring will resign as Chief Executive Officer of the Company effective December 31, 2016. Mr. Woodring will also resign from the Board on that date.

The Board appointed Ms. Manning, 58, as President of the Company effective December 1, 2015 with the expectation that Ms. Manning would also be appointed as Chief Executive Officer in connection with Mr. Woodring’s expected retirement in late 2016. As a result, Ms. Manning will serve as President and Chief Executive Officer of the Company as of January 1, 2017. Ms. Manning currently serves as a member of the Company’s Executive Council and was elected to the Board effective January 1, 2016. Prior to Ms. Manning’s appointment as President of the Company in December 2015, she served as Senior Executive Vice President, Global Structured Solutions. In that role, she was responsible for the Company’s transactional businesses, including its Global Financial Solutions and Global Acquisitions units. From January 2011 through December 2014 she served as Executive Vice President and Head of U.S. and Latin American Markets. In that position, she was responsible for all operations within the United States, South American and Latin American markets, including business development, pricing, underwriting, medical, claims and operations. Until January 2011, Ms. Manning was Executive Vice President and Chief Operating Officer for RGA International Corporation. Prior to joining the Company in 2007, she was a senior consultant in the Toronto office of Towers Perrin’s Tillinghast insurance consulting practice, where she provided consulting services to insurance companies in the areas of mergers and acquisitions, financial reporting, product development and value-added performance measurements. Before joining Tillinghast, Ms. Manning was with Manulife Financial.

As previously reported, pursuant to an offer letter between the Company and Ms. Manning (the “Offer Letter”), she will receive an annual base salary of $950,000 in connection with her appointment as Chief Executive Officer. She will continue to participate in the Company’s Annual Bonus Plan (“ABP”) and her target bonus will be 130% of base salary, with potential payouts under this award ranging from zero to $2,470,000. The terms and conditions of the current ABP were previously reported under “Compensation Discussion & Analysis – 2015 Compensation Actions and Results – Compensation Element #2 – Annual Bonus Plan” in the Company’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 6, 2016 (the “Proxy Statement”).

Ms. Manning’s long-term incentive program target will be a fixed amount of $3,245,000. Her 2017 grant is expected to be allocated 75% to Performance Contingent Shares (“PCS”) and 25% to Stock Appreciation Rights (“SARs”). The terms and conditions of prior PCS and SARs awards under the Company’s long-term incentive program were previously reported under “Compensation Discussion & Analysis – 2015 Compensation Actions and Results – Compensation Element #3 – Performance Contingent Shares” and “– Compensation Element #4

– Stock Appreciation Rights” in the Proxy Statement. The Company’s future proxy statements will provide descriptions of any changes to the Company’s ABP, PCS and SARs awards. The foregoing description of Ms. Manning’s compensation and equity grants provided in the Offer Letter does not purport to be complete and is qualified in its entirety by reference to the Offer Letter, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

On December 21, 2016, the Company entered into a letter agreement (the “Consulting Agreement”) with Mr. Woodring pursuant to which Mr. Woodring will provide consultancy services to the Company for a twelve-month period beginning January 3, 2017 for an annual fee of $500,000. The Consulting Agreement will automatically renew for six-month periods following expiration of the initial twelve-month period until the engagement is terminated. The foregoing description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the Consulting Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

On December 20, 2016, the Board appointed Alain Néemeh as Senior Executive Vice President, Chief Operating Officer of the Company effective January 1, 2017. Mr. Néemeh, 49, is currently Senior Executive Vice President, Global Life and Health Markets, a position he has held since 2014, and a member of the Company’s Executive Council. From 2006 to 2014, Mr. Néemeh was President and Chief Executive Officer of RGA Life Reinsurance Company of Canada and served as Executive Vice President of Operations and Chief Financial Officer of that entity from 2001 until 2006. In addition, commencing in 2012 Mr. Néemeh assumed executive responsibility for the Company’s Australia and New Zealand operations. He joined the Company in 1997 from KPMG LLP, where he provided audit and other services to a variety of clients in the financial services, manufacturing and retail sectors.

As previously reported, Donna Kinnaird, the Company’s current Senior Executive Vice President, Chief Operating Officer, will retire on January 31, 2017. Effective January 1, 2017, Ms. Kinnaird will hold the title of Senior Executive Vice President until her retirement.

On December 19, 2016, Jack Lay resigned as Senior Executive Vice President of the Company effective December 30, 2016. As previously reported, Mr. Lay relinquished the title of Chief Financial Officer effective May 1, 2016 in anticipation of his retirement at the end of 2016.

Item 7.01	Other Events.

In a press release dated December 22, 2016, a copy of which is attached to this Current Report as Exhibit 99.1, and the text of which is incorporated by reference herein, the Company announced the organizational changes described in the first paragraph above.

The information in this Item 7.01 and the contents of Exhibit 99.1 will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REINSURANCE GROUP OF AMERICA, INCORPORATED

Date: December 22, 2016	By:	/s/ Todd C. Larson
Todd C. Larson
Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Offer Letter, dated October 29, 2015, between the Company and Anna Manning, incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 24, 2015 (File No. 1-11848).

10.2	Letter Agreement, dated December 21, 2016, between the Company and Greig Woodring.

99.1	Press Release dated December 22, 2016.

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